Table of Contents

      USAA Family of Funds                                              1
      Message from the President                                        2
      Investment Review                                                 4
      Message from the Managers                                         5
      Financial Information:
         Distributions to Shareholders                                  8
         Independent Auditors' Report                                   9
         Portfolio of Investments                                      10
         Notes to Portfolio of Investments                             15
         Statement of Assets and Liabilities                           16
         Statement of Operations                                       17
         Statements of Changes in Net Assets                           18
         Notes to Financial Statements                                 19



Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

     USAA Investment Management Company
     Attn: Report Mail
     9800 Fredericksburg Road
     San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Income Strategy Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.


USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1999, USAA. All rights reserved.










USAA Family of Funds Summary

         Fund                                             Minimum
       Type/Name                     Volatility          Investment
       ---------                     ----------          ----------

 CAPITAL APPRECIATION
===============================================================================
 Aggressive Growth                 Very high               $3,000
 Emerging Markets                  Very high               $3,000
 First Start Growth                Moderate to high        $3,000
 Gold                              Very high               $3,000
 Growth                            Moderate to high        $3,000
 Growth & Income                   Moderate                $3,000
 International                     Moderate to high        $3,000
 S&P 500 (Registered
  Trademark) Index                 Moderate                $3,000
 Science & Technology              Very high               $3,000
 World Growth                      Moderate to high        $3,000

 ASSET ALLOCATION
===============================================================================
 Balanced Strategy                 Moderate                $3,000
 Cornerstone Strategy              Moderate                $3,000
 Growth and Tax
  Strategy                         Moderate                $3,000
 Growth Strategy                   Moderate to high        $3,000
 Income Strategy                   Low to moderate         $3,000

 INCOME - TAXABLE
===============================================================================
 GNMA                              Low to moderate         $3,000
 Income                            Moderate                $3,000
 Income Stock                      Moderate                $3,000
 Short-Term Bond                   Low                     $3,000

 INCOME - TAX EXEMPT
===============================================================================
 Long-Term                         Moderate                $3,000
 Intermediate-Term                 Low to moderate         $3,000
 Short-Term                        Low                     $3,000
 State Bond Income                 Moderate                $3,000

 MONEY MARKET
===============================================================================
 Money Market                      Very low                $3,000
 Tax Exempt
  Money Market                     Very low                $3,000
 Treasury Money
  Market Trust                     Very low                $3,000
 State Money Market                Very low                $3,000


Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability.

S&P 500 (Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

Some income may be subject to state or local taxes or the federal alternative minimum tax.

An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

The Science & Technology Fund may be more volatile than a fund that diversifies across many industries.

The InveStart (Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

California, Florida, New York, Texas, and Virginia funds available to residents only.


Non-deposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.












Message from the President

[PHOTOGRAPH OF PRESIDENT AND VICE CHAIRMAN OF THE BOARD, MICHAEL J.C. ROTH, CFA, APPEARS HERE]

When I was a second lieutenant in pilot training at Williams AFB, I read the book THIS KIND OF WAR by T. R. Fehrenbach. More than 30 years later I met Ted Fehrenbach here in San Antonio where he resides and had a chance to tell him that I think he is a brilliant man. I recall reading that LBJ declared THIS KIND OF WAR required reading for people in his administration. Ted writes a regular Sunday column for the San Antonio Express News, and he continues to delight me. Last year he wrote a piece around Columbus Day, which included this observation:

     "Spain was clearly disappointed with her admiral. While he had spent much money charting islands with mosquitoes and a miserable climate (from the Euro standpoint)...the Portuguese had reached the real India and returned with fabulous profits. Of course, Columbus had opened up to Spain a vast empire, filled with treasures of every kind, but then few investors take the long view."

As I read this passage, I thought that Ted's understanding of markets is as sharp as his grasp of history. At the beginning of 1999, there indeed seemed to be few investors with the long view. There were many people declaring the absolute superiority of the S&P 500 and growth stocks, especially tech stocks, while proclaiming that strategies such as value investing and asset allocation were no longer relevant.

The S&P 500 and its index funds have had a wondrous four years, but here we are five-and-a-half months into 1999, and what a difference we're seeing: The Dow Jones Industrial Average is up more than twice as much as the S&P 500 so far this year.

The S&P 500 Index is heavily influenced by companies like America Online, Cisco Systems, Intel, IBM, Lucent, MCI, and Microsoft. The Dow also includes IBM, but its impetus is coming from companies such as J.P. Morgan, Alcoa, Caterpillar, Disney, General Motors, and Union Carbide. The upshot of this is that you can afford to take the long view. Value investing or asset allocation are just different from a growth philosophy. My view, throughout the last 27 years, is that these methods go through cycles of in-favor and out-of-favor. But they do cycle. And just about the time you begin to read that one of them is no longer viable, you can bet the market will change. A good discipline practiced well will give you a very good chance of prospering in the long run.

Sincerely,

Michael J.C. Roth, CFA
President and
Vice Chairman of the Board


The S&P 500 Index is an unmanaged index representing the weighted average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest in the S&P 500 Index.

The Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 actively traded blue chip stocks.

Past performance is no guarantee of future results.













Investment Review

USAA INCOME STRATEGY FUND

OBJECTIVE: High current return, with reduced risk over time, through an asset allocation strategy which emphasizes income and gives secondary emphasis to long-term growth of capital.

--------------------------------------------------------------------------------
                                            5/31/99              5/31/98
--------------------------------------------------------------------------------
  Net Assets                             $70.6 Million        $39.2 Million
  Net Asset Value Per Share                 $12.17               $12.11
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AND 30-DAY SEC YIELD* AS OF 5/31/99
--------------------------------------------------------------------------------
      1 Year           Since Inception on 9/1/95         30-day SEC Yield
       4.97%                     10.14%                       3.94%
--------------------------------------------------------------------------------
* Calculated as prescribed by the Securities and Exchange Commission.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.







CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Income Strategy Fund, the Lehman Brothers Aggregate Bond Index, and the Lipper General Bond Funds Average for the period of 09/01/95 through 05/31/99. The data points from the graph are as follows:

               USAA Income         Lehman         Lipper
              Strategy Fund        Index          Average
              -------------       -------         -------

09/01/95       $10,000            $10,000        $10,000
11/30/95        10,711             10,382         10,398
05/31/96        10,323             10,262         10,464
11/30/96        11,546             11,012         11,304
05/31/97        11,725             11,115         11,556
11/30/97        12,851             11,844         12,233
05/31/98        13,686             12,328         12,758
11/30/98        14,253             12,963         13,087
05/31/99        14,366             12,865         13,059

Data since inception on 09/01/95 through 05/31/99


The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Income Strategy Fund to the Index and the Lipper Average. The Lehman Brothers Aggregate Bond Index is an unmanaged index made up of the government/corporate index, the mortgage-backed securities index, and the asset-backed securities index. The Lipper General Bond Funds Average is the average performance level of all general bond funds, as reported by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds.















Message from the Managers

[PHOTOGRAPH OF PORTFOLIO MANAGERS APPEARS HERE: From L to R: Pamela K. Bledsoe, CFA (Money Market Instruments), John W. Saunders, Jr., CFA (Allocation Manager, Bonds), and Patrick O'Hare, CFA (Stocks).]


FUND OVERVIEW
The pattern is intact. New stock market highs have continued in every shareholder reporting period since the Fund began operations on September 1, 1995. In the second half of the Fund's fiscal year, we did not see a significant pullback in stock prices as we did in the first half, although stocks have been in a downtrend since mid-May.

On the bond side, following the highly volatile period from August to November last year, the market stabilized through January 1999. However, interest rates have since resumed an upward move, depressing bond prices again. The Income Strategy Fund continues its good performance and is ranked No. 4 of 36 funds in the General Bond Funds category by Lipper Analytical Services, Inc. for the one-year period ending May 31, 1999.(1) Although past performance is no guarantee of future results, the Fund's total return of 4.97% for the one-year period was well above the Lipper average of 2.40% for funds in the category.


(1) Lipper Analytical Services, Inc. is an independent organization that monitors the performance of mutual funds. Lipper rankings are based on total returns.

BONDS
Last summer's trend to lower interest rates abruptly reversed in October and retraced three-fourths of the downward move in five weeks as shown in the chart on page 6 for yields on the long U.S. Treasury bond.(2) The relatively stable period which followed to the end of January, gave way to a rising trend through the end of the Fund's fiscal year. The yield on the long Treasury bond ended
 .24% higher at 6.04% for the one-year period.


                        30-YEAR U.S. TREASURY BOND YIELD

A chart in the form of a line graph appears here illustrating the yield of the 30-year U.S. Treasury Bond from 5/31/98 to 5/31/99.


05/31/98        5.80%
06/15/98        5.57%
06/30/98        5.63%
07/15/98        5.71%
07/31/98        5.71%
08/14/98        5.59%
08/31/98        5.35%
09/15/98        5.35%
09/30/98        5.12%
10/15/98        5.12%
10/30/98        5.27%
11/16/98        5.42%
11/30/98        5.25%
12/15/98        5.26%
12/31/98        5.31%
01/15/99        5.33%
01/29/99        5.27%
02/15/99        5.67%
02/26/99        5.78%
03/15/99        5.73%
03/31/99        5.86%
04/15/99        5.74%
04/30/99        5.86%
05/14/99        6.10%
05/31/99        6.04%


Average maturities in the Fund's bond portfolio were shortened by reducing long-term Treasury bonds in favor of short-term corporate bonds as last summer's rally progressed. When interest rates turned upward, GNMA mortgage pass-through securities were increased to maintain portfolio yields with less downside price exposure. As of May 31, 1999, the bond portfolio mix as a percentage of net assets was 29.4% in U.S. Treasury bonds, 39.8% in mortgage pass-through securities, and 6.5% in corporate bonds.

Economic strength in 1999 has renewed inflation fears and the specter of higher interest rates. This fear continues although the Federal Reserve has not acted to raise interest rates. It has, however, indicated a bias toward doing so.


(2) The 30-year U.S. Treasury bond is generally considered the benchmark for U.S. long-term interest rates.

STOCKS
Concerns that the turmoil overseas would cause the United States to go into a recession took a heavy toll on stocks during the summer of 1998. After reaching lows in August, stocks rebounded sharply to set new highs. Leading the recovery were the sectors hardest hit in the sell-off, the financial and the technology sectors.

On October 1, 1998, a new portfolio manager of the equity portion of the Fund was named. Consequently, a number of stocks have been sold and replaced. Weightings in traditional value sectors, such as basic materials, capital goods, consumer cyclicals and utilities, were reduced. The weightings in faster-growing sectors, such as consumer staples and technology, were increased. Also increased was the weighting in the financial sector, because we felt that the summer sell-off in this sector was overdone.

The Fund benefited from the increased exposure in technology and in the financial sector. However, it was hurt by its overweight position in the health care sector. The Fund's yearly performance was also negatively impacted by the heavy exposure to basic materials, capital goods, and consumer cyclicals during the first part of the fiscal year.

With the strength in the U.S. economy and overseas markets, investors have rotated into cyclical stocks. In addition, investors have moved money out of large capitalization names and have begun to purchase mid- and small-cap stocks. We feel that this rotation into small- and mid-cap value names will be short-lived. If the Federal Reserve Board decides to raise interest rates, we believe that investors will lose their appetite for cyclical issues. While we maintain our exposure in certain cyclical and value stocks, we are emphasizing large-capitalization names in the technology and health care sectors, two traditional growth areas of the economy.

MONEY MARKET INSTRUMENTS
Money market instruments are used in the Fund to provide liquidity for withdrawals or to provide a temporary investment until stock or bond purchases are made. U.S. government discount notes are the most common instruments used for these purposes because of their high quality.



----------------------------------
      TOP 5 EQUITY HOLDINGS
       (% OF NET ASSETS)
----------------------------------
Microsoft Corp.              1.3
General Electric Co.         0.8
Texas Instruments            0.8
Cisco Systems                0.7
Pfizer, Inc.                 0.7
----------------------------------




ASSET ALLOCATION

A pie chart is shown here depicting the Asset Allocation as of May 31, 1999 of the USAA Income Strategy Fund to be:

Bonds - 75.7%* and Stocks - 23.7%*.


* Percentages are of the Net Assets in the Portfolio and may or may not equal 100%.

See page 10 for a complete listing of the Portfolio of Investments.















Distributions to Shareholders

The following per share information describes the federal tax treatment of distributions made during the fiscal year ended May 31, 1999. These figures are provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Distributions for the calendar year will be reported to you on Form 1099-DIV in January 2000.


                     Ordinary income *              $  .45
                     Long-term capital gains           .09
                                                    ------
                        Total                       $  .54
                                                    ======

6.5% of ordinary income distributions qualify for deduction by corporations.


* Includes distribution of short-term capital gains, if any, which are taxable as ordinary income.














Independent Auditors' Report

KPMG

The Shareholders and Board of Trustees
USAA INVESTMENT TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the USAA Income Strategy Fund, a series of the USAA Investment Trust, as of May 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights, presented in note 8 to the financial statements, for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Income Strategy Fund as of May 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with generally accepted accounting principles.

                                                       KPMG LLP

San Antonio, Texas
July 2, 1999












USAA INCOME STRATEGY FUND
PORTFOLIO OF INVESTMENTS

May 31, 1999

                                                                         Market
   Number                                                                Value
 of Shares                Security                                       (000)
--------------------------------------------------------------------------------

                                 STOCKS (23.7%)
            Advertising/Marketing (0.3%)
    3,000   Omnicom Group, Inc.                                         $    210
--------------------------------------------------------------------------------
            Aerospace/Defense (0.1%)
    2,000   Boeing Co.                                                        84
--------------------------------------------------------------------------------
            Automobiles (0.3%)
    3,700   Ford Motor Co.                                                   211
--------------------------------------------------------------------------------
            Auto Parts (0.3%)
    3,800   Lear Corp.*                                                      187
--------------------------------------------------------------------------------
            Banks - Major Regional (0.8%)
    2,500   Bank One Corp.                                                   141
    3,000   Fleet Financial Group, Inc.                                      123
    4,000   Mellon Bank Corp.                                                143
    2,200   State Street Corp.                                               168
--------------------------------------------------------------------------------
                                                                             575
--------------------------------------------------------------------------------
            Banks - Money Center (0.5%)
    3,063   Bank of America Corp.                                            198
    1,300   J. P. Morgan & Co., Inc.                                         181
--------------------------------------------------------------------------------
                                                                             379
--------------------------------------------------------------------------------
            Beverages - Alcoholic (0.2%)
    2,000   Anheuser-Busch Companies, Inc.                                   146
--------------------------------------------------------------------------------
            Beverages - Nonalcoholic (0.6%)
    3,800   Coca-Cola Co.                                                    260
    4,000   Pepsi Bottling Group, Inc.                                        93
    2,300   PepsiCo, Inc.                                                     82
--------------------------------------------------------------------------------
                                                                             435
--------------------------------------------------------------------------------
            Broadcasting - Radio & TV (0.4%)
    4,600   CBS Corp.*                                                       192
    3,000   Infinity Broadcasting Corp.*                                      77
--------------------------------------------------------------------------------
                                                                             269
--------------------------------------------------------------------------------
            Chemicals (0.7%)
    1,400   Dow Chemical Co.                                                 170
    4,400   Du Pont (E. I.) De Nemours & Co.                                 288
--------------------------------------------------------------------------------
                                                                             458
--------------------------------------------------------------------------------
            Communication Equipment (0.3%)
    3,700   Lucent Technologies, Inc.                                        210
--------------------------------------------------------------------------------
            Computer - Hardware (1.2%)
    5,300   Hewlett-Packard Co.                                              500
    3,000   IBM Corp.                                                        349
--------------------------------------------------------------------------------
                                                                             849
--------------------------------------------------------------------------------
            Computer - Networking (0.7%)
    4,750   Cisco Systems, Inc.*                                             518
--------------------------------------------------------------------------------
            Computer - Peripherals (0.1%)
      800   EMC Corp.*                                                        80
--------------------------------------------------------------------------------
            Computer Software & Service (1.7%)
    1,700   America Online, Inc.*                                            203
   11,000   Microsoft Corp.*                                                 887
    4,100   Oracle Corp.*                                                    102
--------------------------------------------------------------------------------
                                                                           1,192
--------------------------------------------------------------------------------
            Drugs (1.4%)
    3,000   Merck & Co., Inc.                                                203
    4,700   Pfizer, Inc.                                                     503
    5,600   Schering-Plough Corp.                                            252
--------------------------------------------------------------------------------
                                                                             958
--------------------------------------------------------------------------------
            Electrical Equipment (1.0%)
    1,500   Emerson Electric Co.                                              96
    5,700   General Electric Co.                                             579
--------------------------------------------------------------------------------
                                                                             675
--------------------------------------------------------------------------------
            Electronics - Semiconductors (1.5%)
    9,000   Intel Corp.                                                      486
    5,200   Texas Instruments, Inc.                                          569
--------------------------------------------------------------------------------
                                                                           1,055
--------------------------------------------------------------------------------
            Entertainment (0.4%)
    4,300   Time Warner, Inc.                                                293
--------------------------------------------------------------------------------
            Equipment - Semiconductors (0.1%)
    1,500   Teradyne, Inc.*                                                   79
--------------------------------------------------------------------------------
            Finance - Diversified (1.4%)
    4,200   Citigroup, Inc.                                                  278
    7,600   Freddie Mac                                                      443
    2,900   Morgan Stanley, Dean Witter, Discover & Co.                      280
--------------------------------------------------------------------------------
                                                                           1,001
--------------------------------------------------------------------------------
            Foods (0.3%)
    3,100   Nabisco Holdings Corp.                                           130
    1,407   Unilever N.V. - New York Shares                                   92
--------------------------------------------------------------------------------
                                                                             222
--------------------------------------------------------------------------------
            Health Care - Diversified (1.3%)
    6,300   American Home Products Corp.                                     363
    3,000   Bristol-Myers Squibb Co.                                         206
    3,500   Johnson & Johnson, Inc.                                          324
--------------------------------------------------------------------------------
                                                                             893
--------------------------------------------------------------------------------
            Household Products (0.6%)
    2,100   Colgate-Palmolive Co.                                            210
    2,200   Procter & Gamble Co.                                             205
--------------------------------------------------------------------------------
                                                                             415
--------------------------------------------------------------------------------
            Housewares (0.2%)
    3,700   Newell Rubbermaid, Inc.                                          150
--------------------------------------------------------------------------------
            Insurance - Multi-Line Companies (0.7%)
    4,150   American International Group, Inc.                               474
--------------------------------------------------------------------------------
            Insurance - Property/Casualty (0.1%)
    2,700   Allstate Corp.                                                    98
--------------------------------------------------------------------------------
            Investment Banks/Brokerage (0.2%)
    1,200   Merrill Lynch & Co., Inc.                                        101
--------------------------------------------------------------------------------
            Machinery - Diversified (0.1%)
    1,500   Caterpillar, Inc.                                                 82
--------------------------------------------------------------------------------
            Manufacturing - Diversified Industries (0.6%)
    2,400   Tyco International Ltd.                                          210
    3,400   United Technologies Corp.                                        211
--------------------------------------------------------------------------------
                                                                             421
--------------------------------------------------------------------------------
            Medical Products & Supplies (0.5%)
    3,100   Guidant Corp.*                                                   155
    2,500   Medtronic, Inc.                                                  177
--------------------------------------------------------------------------------
                                                                             332
--------------------------------------------------------------------------------
            Oil - International Integrated (1.1%)
    3,600   Exxon Corp.                                                      287
      600   Mobil Corp.                                                       61
    3,300   Royal Dutch Petroleum Co.                                        187
    3,200   Texaco, Inc.                                                     210
--------------------------------------------------------------------------------
                                                                             745
--------------------------------------------------------------------------------
            Oil & Gas - Drilling/Equipment (0.3%)
    3,200   Schlumberger Ltd.                                                193
--------------------------------------------------------------------------------
            Oil & Gas - Exploration & Production (0.1%)
    1,800   Unocal Corp.                                                      71
--------------------------------------------------------------------------------
            Paper & Forest Products (0.1%)
    1,800   International Paper Co.                                           90
--------------------------------------------------------------------------------
            Personal Care (0.1%)
    1,900   Gillette Co.                                                      97
--------------------------------------------------------------------------------
            Retail - Building Supplies (0.3%)
    3,000   Home Depot, Inc.                                                 171
--------------------------------------------------------------------------------
            Retail - Drugs (0.2%)
    3,600   CVS Corp.                                                        166
--------------------------------------------------------------------------------
            Retail - General Merchandising (0.7%)
    3,600   Dayton Hudson Corp.                                              227
    6,800   Wal-Mart Stores, Inc.                                            290
--------------------------------------------------------------------------------
                                                                             517
--------------------------------------------------------------------------------
            Retail - Specialty Apparel (0.1%)
    1,600   Gap, Inc.                                                        100
--------------------------------------------------------------------------------
            Services - Data Processing (0.3%)
    5,200   First Data Corp.                                                 234
--------------------------------------------------------------------------------
            Telecommunications - Long Distance (1.0%)
    5,000   MCI Worldcom, Inc.*                                              432
    2,600   Sprint Corp.                                                     293
--------------------------------------------------------------------------------
                                                                             725
--------------------------------------------------------------------------------
            Telephones (0.8%)
    4,200   Bell Atlantic Corp.                                              230
    2,400   BellSouth Corp.                                                  113
    4,800   SBC Communications Corp.                                         246
--------------------------------------------------------------------------------
                                                                             589
--------------------------------------------------------------------------------
            Total stocks (cost: $12,686)                                  16,750
--------------------------------------------------------------------------------

Principal                                                                 Market
 Amount                                       Coupon                      Value
 (000)              Security                   Rate      Maturity         (000)
--------------------------------------------------------------------------------

                                  BONDS (75.7%)
 $    500   Central Power & Light Co.           6.63%    7/01/2005      $    498
      500   Citicorp                            6.38     1/15/2006           489
    1,000   Finova Capital Corp., MTN           6.00     1/07/2004           974
      500   Ford Motor Credit Co.               6.13     1/09/2006           482
      175   Household Finance Corp.             6.88     3/01/2007           175
      500   Hydro-Quebec (Canada)               6.98     2/28/2005           508
      500   Pacific Bell                        5.88     2/15/2006           479
      500   Sara Lee Corp.                      6.30    11/07/2005           490
      500   Waste Management, Inc.              7.00    10/15/2006           503
       82   Government National Mortgage
             Association                        7.00     3/15/2026            82
    1,308   Government National Mortgage
             Association                        7.00     3/15/2026         1,313
       64   Government National Mortgage
             Association                        7.50     8/15/2026            65
      863   Government National Mortgage
             Association                        7.50    11/15/2026           884
      197   Government National Mortgage
             Association                        7.00     2/15/2027           197
      323   Government National Mortgage
             Association                        7.50     5/15/2027           331
    4,842   Government National Mortgage
             Association                        6.00     4/15/2028         4,598
      981   Government National Mortgage
             Association                        6.00     7/15/2028           932
      487   Government National Mortgage
             Association                        6.00     9/15/2028           463
    1,030   Government National Mortgage
             Association                        6.00     9/15/2028           978
   10,043   Government National Mortgage
             Association                        6.00     1/15/2029         9,532
    2,274   Government National Mortgage
             Association                        6.00     1/15/2029         2,158
    6,959   Government National Mortgage
             Association                        6.00     1/15/2029         6,606
   22,903   U.S. Treasury Bonds                 5.25    11/15/2028        20,713
--------------------------------------------------------------------------------
            Total bonds (cost: $55,840)                                   53,450
--------------------------------------------------------------------------------
            Total investments (cost: $68,526)                           $ 70,200
================================================================================














USAA INCOME STRATEGY FUND
NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 1999


GENERAL NOTES
Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets. Investments in foreign securities were 0.7% of net assets at May 31, 1999.

* Non-income producing security.


See accompanying notes to financial statements.













USAA INCOME STRATEGY FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

May 31, 1999


ASSETS
   Investments in securities, at market value
    (identified cost of $68,526)                                        $70,200
   Cash                                                                     131
   Receivables:
      Capital shares sold                                                    73
      USAA Transfer Agency Company                                            4
      Dividends and interest                                                280
                                                                       ---------
         Total assets                                                    70,688
                                                                       ---------
LIABILITIES
   Capital shares redeemed                                                   28
   USAA Investment Management Company                                        30
   USAA Transfer Agency Company                                               3
   Accounts payable and accrued expenses                                     38
                                                                       ---------
         Total liabilities                                                   99
                                                                       ---------
            Net assets applicable to capital shares outstanding         $70,589
                                                                       =========
REPRESENTED BY:
   Paid-in capital                                                      $67,413
   Accumulated undistributed net investment income                          505
   Accumulated net realized gain on investments                             997
   Net unrealized appreciation of investments                             1,674
                                                                       ---------
            Net assets applicable to capital shares outstanding         $70,589
                                                                       =========
   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                        5,801
                                                                       =========
   Net asset value, redemption price, and offering price per share      $ 12.17
                                                                       =========


See accompanying notes to financial statements.












USAA INCOME STRATEGY FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended May 31, 1999


Net investment income:
   Income:
      Dividends                                                        $    188
      Interest                                                            2,655
                                                                       ---------
         Total income                                                     2,843
                                                                       ---------
   Expenses:
      Management fees                                                       295
      Transfer agent's fees                                                 120
      Custodian's fees                                                       64
      Postage                                                                10
      Shareholder reporting fees                                              4
      Trustees' fees                                                          4
      Registration fees                                                      43
      Professional fees                                                      31
      Other                                                                   4
                                                                       ---------
         Total expenses                                                     575
                                                                       ---------
            Net investment income                                         2,268
                                                                       ---------
Net realized and unrealized gain (loss) on investments:
      Net realized gain                                                   1,284
      Change in net unrealized appreciation/depreciation                   (971)
                                                                       ---------
            Net realized and unrealized gain                                313
                                                                       ---------
Increase in net assets resulting from operations                       $  2,581
                                                                       =========


See accompanying notes to financial statements.













USAA INCOME STRATEGY FUND
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended May 31,



                                                         1999             1998
                                                    ----------------------------
From operations:
   Net investment income                              $  2,268         $  1,031
   Net realized gain on investments                      1,284              231
   Change in net unrealized appreciation/
      depreciation of investments                         (971)           2,051
                                                    ----------------------------
      Increase in net assets resulting
        from operations                                  2,581            3,313
                                                    ----------------------------
Distributions to shareholders from:
   Net investment income                                (2,040)            (867)
                                                    ----------------------------
   Net realized gains                                     (427)             (92)
                                                    ----------------------------
From capital share transactions:
   Proceeds from shares sold                            51,130           26,233
   Shares issued for dividends reinvested                2,083              663
   Cost of shares redeemed                             (21,899)          (3,967)
                                                    ----------------------------
      Increase in net assets from capital
        share transactions                              31,314           22,929
                                                    ----------------------------
Net increase in net assets                              31,428           25,283
Net assets:
   Beginning of period                                  39,161           13,878
                                                    ----------------------------
   End of period                                      $ 70,589         $ 39,161
                                                    ============================
Accumulated undistributed net investment income:
   End of period                                      $    505         $    277
                                                    ============================
Change in shares outstanding:
   Shares sold                                           4,175            2,233
   Shares issued for dividends reinvested                  170               57
   Shares redeemed                                      (1,777)            (337)
                                                    ----------------------------
      Increase in shares outstanding                     2,568            1,953
                                                    ============================


See accompanying notes to financial statements.













USAA INCOME STRATEGY FUND
NOTES TO FINANCIAL STATEMENTS

May 31, 1999


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of eleven separate funds. The information presented in this annual report pertains only to the USAA Income Strategy Fund (the Fund). The Fund's investment objective is to seek a high current return, with reduced risk over time, through an asset allocation strategy which emphasizes income and gives secondary emphasis to long-term growth of capital.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the average of the bid and asked prices is generally used depending upon local custom or regulation.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Other debt and government securities are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions.

5. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by USAA Investment Management Company (the Manager) under the general supervision of the Board of Trustees.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Discounts and premiums on securities are amortized over the life of the respective securities.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.


(2) LINES OF CREDIT
The Fund participates with other USAA funds in three joint short-term revolving loan agreements totaling $850 million, two with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($250 million committed and $500 million uncommitted), and one with Bank of America ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under both agreements with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreements, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under either of these agreements during the year ended May 31, 1999.


(3) DISTRIBUTIONS
Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.


(4) INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the period ended May 31, 1999, were $98.4 million and $67.1 million, respectively.

Gross unrealized appreciation and depreciation of investments at May 31, 1999, was $4.4 million and $2.7 million, respectively.


(5) TRANSACTIONS WITH MANAGER
A. Management fees - USAA Investment Management Company carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at .50% of its annual average net assets.

The Manager has voluntarily agreed to limit the annual expenses of the Fund to 1.0% of its annual average net assets through October 1, 1999, and accordingly has waived a portion of its management fees.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $28.50 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

D. Brokerage services - USAA Brokerage Services, a discount brokerage service of the Manager, may execute portfolio transactions for the Fund. The amount of brokerage commissions paid to USAA Brokerage Services during the year ended May 31, 1999, was $4,900.


(6) TRANSACTIONS WITH AFFILIATES
USAA Investment Management Company is indirectly wholly owned by United Services Automobile Association (the Association), a large, diversified financial services institution. At May 31, 1999, the Association and its affiliates owned 303,000 shares (5.2%) of the Fund.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.


(7) YEAR 2000 (UNAUDITED)
Like other mutual funds, the Fund could be adversely affected if the computer systems used by the Manager and the Fund's other service providers are not able to perform their intended functions effectively after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. The Manager is taking steps to address this potential year 2000 problem with respect to the computer systems that they use and to obtain satisfactory assurances that the comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund from this problem.


(8) FINANCIAL HIGHLIGHTS
Per share operating performance for a share outstanding throughout each period is as follows:
                                                                    Nine-month
                                                                   Period Ended
                                            Year Ended May 31,        May 31,
                                    --------------------------------------------
                                       1999       1998       1997       1996*
                                    --------------------------------------------
Net asset value at
   beginning of period               $ 12.11    $ 10.84    $ 10.06    $ 10.00
Net investment income                    .44        .46        .50        .39(b)
Net realized and
   unrealized gain (loss)                .16       1.31        .83       (.06)
Distributions from net
   investment income                    (.44)      (.46)      (.50)      (.22)
Distributions of realized
   capital gains                        (.10)      (.04)      (.05)      (.05)
                                    --------------------------------------------
Net asset value at
   end of period                     $ 12.17    $ 12.11    $ 10.84    $ 10.06
                                    ============================================
Total return (%) **                     4.97      16.72      13.59       3.23
Net assets at end of period (000)    $70,589    $39,161    $13,878    $12,173
Ratio of expenses to
   average net assets (%)                .97       1.00       1.00       1.00(a)
Ratio of expenses to
   average net assets,
   excluding reimbursements (%)          N/A       1.21       1.51       1.78(a)
Ratio of net investment income
   to average net assets (%)            3.83       4.35       4.80       4.71(a)
Portfolio turnover (%)                117.12       7.15      64.71      78.60


 *  Fund commenced operations September 1, 1995.
** Assumes reinvestment of all dividend income and capital gain distributions during the period.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b) Calculated using weighted average shares.










TRUSTEES
Robert G. Davis, Chairman of the Board
Michael J.C. Roth, President and Vice Chairman of the Board
John W. Saunders, Jr., Vice President
Barbara B. Dreeben
Howard L. Freeman, Jr.
Robert L. Mason
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

TRANSFER AGENT
USAA Shareholder Account Services
9800 Fredericksburg Road
San Antonio, Texas 78288

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109

INDEPENDENT AUDITORS
KPMG LLP
112 East Pecan, Suite 2400
San Antonio, Texas 78205

Telephone Assistance
Call toll free - Central Time
Monday - Friday 7:30 a.m. to 8:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.

For Additional Information On Mutual Funds
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-Hour Service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund USAA TouchLine(Registered Trademark)
(from Touchtone phones only)
For account balance, last transaction or fund prices
1-800-531-8777, (in San Antonio) 498-8777